Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Schmitt Industries, Inc. (the “Company”) on Form 10-K for the fiscal year ended May 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, David W. Case and Ann M. Ferguson, President and Chief Executive Officer and Chief Financial Officer and Treasurer, respectively, of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David W. Case
David W. Case
President and Chief Executive Officer
August 21, 2018

/s/ Ann M. Ferguson
Ann M. Ferguson
Chief Financial Officer and Treasurer
August 21, 2018